METLIFE Investors(R)                                             INDIVIDUAL                           SEND APPLICATION AND CHECK TO:
                                                              VARIABLE ANNUITY                   METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                          APPLICATION                   Policy Service Office: P.O. Box 10366
13045 Tesson Ferry . St. Louis, MO 63128                                                                 Des Moines, Iowa 50306-0366
                                                                                                   FOR ASSISTANCE CALL: 800 848-3854
MetLife Investors Variable Annuity Class B
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ACCOUNT INFORMATION
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1. ANNUITANT
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------------------------------------------------------------------------------   Social
Name             (First)               (Middle)          (Last)                  Security Number         --       --
                                                                                                 -------    -----    --------

                                                                                 Sex [ ] M [ ] F Date of Birth    /    /
                                                                                                               --- ---- ----

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Address          (Street)              (City)            (State)      (Zip)      Phone (        )
                                                                                        --------  ----------------------------------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

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Correspondence is sent to the Owner.

                                                                                 Social
------------------------------------------------------------------------------   Security/Tax ID Number         --       --
Name             (First)               (Middle)          (Last)                                         -------    -----    --------

                                                                                 Sex [ ] M [ ] F Date of Birth/Trust      /   /
                                                                                                                     ----- --- ----
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Address          (Street)              (City)            (State)      (Zip)      Phone (        )
                                                                                        --------  ----------------------------------
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3. JOINT OWNER

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                                                                                 Social
                                                                                 Security Number         --       --
------------------------------------------------------------------------------                   -------    -----    --------
Name             (First)               (Middle)          (Last)
                                                                                 Sex [ ] M [ ] F Date of Birth       /       /
                                                                                                               -----  ------  -----
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Address          (Street)              (City)            (State)      (Zip)      Phone (        )
                                                                                        --------  ----------------------------------
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4. BENEFICIARY

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Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                            -      -
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Primary Name      Address                         Relationship        Social Security Number       %

                                                                            -      -
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Primary Name      Address                         Relationship        Social Security Number       %

                                                                            -      -
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Contingent Name   Address                         Relationship        Social Security Number       %

                                                                            -      -
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Contingent Name   Address                         Relationship        Social Security Number       %
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5. PLAN TYPE

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[ ] NON-QUALIFIED

QUALIFIED
[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                   SEP IRA                           Roth IRA
---------------                   -------                           --------
[ ] Transfer                      [ ] Transfer                      [ ] Transfer
[ ] Rollover                      [ ] Rollover                      [ ] Rollover
[ ] Contribution - Year           [ ] Contribution - Year           [ ] Contribution - Year
                        -------                           -------                           -------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
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6. PURCHASE PAYMENT

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Funding Source of Purchase Payment
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[ ] 1035 Exchange     [ ] Check     [ ] Wire

Initial Purchase
Payment $
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            Make Check Payable to MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
   $5,000 Non-Qualified   $2,000 Qualified
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7029 (4/05)                                                           APPVA-505B

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RIDERS
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7. BENEFIT RIDERS (subject to state availability and age restrictions)

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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS (Optional. Only ONE (Lifetime Income Solution or
     GWB) may be elected.)

     [ ] Lifetime Income Solution

     [ ] Guaranteed Withdrawal Benefit (GWB)

2) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

          [ ] Principal Protection (no additional charge)

          [ ] Annual Step-Up

          [ ] Compounded-Plus

3)   [ ] Earnings Preservation Benefit Rider (not available for Qualified Plans)

4)   [ ] Other
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COMMUNICATIONS
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8. TELEPHONE TRANSFER

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I (We) authorize MetLife Investors Insurance Company (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following (check
applicable boxes): [ ] Owner(s)   [ ] Registered Representative/Agent
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SIGNATURES
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9. FRAUD STATEMENT

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NOTICE TO APPLICANT:

FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
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10. SPECIAL REQUESTS

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11. REPLACEMENTS

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Does the applicant have any existing life insurance policies or
annuity contracts?                                                [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                 [ ] Yes [ ] No

If "Yes," applicable disclosure and replacement forms must be attached.
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12. ACKNOWLEDGEMENT AND AUTHORIZATION

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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


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                         (JOINT OWNER SIGNATURE & TITLE)


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                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at
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                        (City)                          (State)

Date
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13. AGENT'S REPORT

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Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [ ] Yes [ ] No


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                                AGENT'S SIGNATURE


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                                      Phone


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                             Agent's Name and Number


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                            Name and Address of Firm


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                    State License ID Number (Required for FL)


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                              Client Account Number

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7029 (4/05)                                                           APPVA-505B